UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2012

Shopoff Properties Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165
(Commission File Number)	(IRS Employer Identification No.)

2 Park Plaza Suite 700, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

(877) 874-7348
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EX-10.1

EX-10.2

EX-10.3

EX-10.4

EX-10.5

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 17, 2012, an affiliate of Shopoff Properties Trust, Inc. (the “Company”), SPT-Lake Elsinore Holding Co., LLC (“Borrower”), a Delaware limited liability company and wholly owned subsidiary of the Company’s affiliate, Shopoff Partners, L.P., closed a secured loan from Cardinal Investment Properties – Ramsgate, L.P. (“Lender”). The loan amount was $800,000 and was made pursuant to a loan agreement between Borrower and Lender dated February 15, 2012 (the “Loan”).

The Loan bears interest at a rate of twelve percent per annum, and has a maturity date in twelve months at which time all accrued and unpaid interest and principal is due in full. Interest is due and payable quarterly, commencing on the date that is one month after the disbursement date and continuing thereafter. A service fee of five percent of the Loan amount, or $40,000, was deemed earned upon the funding of the Loan and was paid to Lender at the time of the disbursement of funds to Borrower. Borrower may extend the Loan for up to one additional period of six months, provided (i) Borrower is not in default at the time of the extension, (ii) Borrower gives written notice to Lender of its intent to extend no less than ten days prior to the then-current maturity date, (iii) Borrower makes payment to Lender of a two percent Loan Extension Fee, based on the then-outstanding Loan balance, and (iv) Borrower makes payment to Lender of any unpaid interest accrued under the Loan. Interest accruing under the Loan during an extension period shall be paid monthly in arrears. The Loan may be prepaid in whole or in part without penalty before the maturity date. However, in no event shall the total cumulative interest payable with respect to the loan be less than $72,000, regardless of when the loan is paid.

The Loan is secured by a deed of trust with assignment of rents in favor of Lender on the remaining property originally purchased by the Company on November 5, 2009, referred to as Tuscany Valley. The Tuscany Valley property is comprised of three hundred fifty-five entitled but unimproved residential lots and 2 commercial lots located in the City of Lake Elsinore, California. Borrower has agreed to indemnify and hold harmless Lender from and against any and all indemnified costs directly or indirectly arising out of or resulting from any hazardous substance being present or released in, on or around, or potentially affecting, any part of the property securing the loan.

The Loan is subject to a limited recourse guaranty in favor of Lender executed by William A. Shopoff, the Company’s President and Chief Executive Officer, as an individual guarantor.

If Borrower fails to make any payment when required under the promissory note, Lender has the option to immediately declare all sums due and owing under the promissory note.

Borrower plans to use the proceeds from this Loan (i) to pay a delinquent special assessment from the Watson Road Community Facilities District, payable to the City of Buckeye in Arizona, in the approximate amount of $136,000 (ii) to make a $70,000 settlement payment to attorneys representing claimants in an arbitration matter involving a prior property owned by an affiliated entity of the Company, (iii) for payment of certain other outstanding liabilities of the Company, and (iv) reserves for certain projected future Company liabilities.

The above description of the Loan is qualified in its entirety by the full text of the Loan Agreement, Promissory Note, Deed of Trust, Rider to the Deed of Trust, and the Security Agreement, each attached to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Loan Agreement, dated February 15, 2012, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Ramsgate, L.P., a California limited partnership.

10.2	Promissory Note Secured By Deed of Trust between SPT- Lake Elsinore Holding Co., LLC and Cardinal Investment Properties – Ramsgate, L.P. and dated February 15, 2012.
10.3

Deed of Trust with Assignment of Rents, dated February 15, 2012, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Ramsgate, L.P., a California limited partnership, as beneficiary.

10.4

Rider to Deed of Trust with Assignment of Rents, dated February 15, 2012, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Ramsgate, L.P., a California limited partnership, as beneficiary.

10.5

Security Agreement, dated February 15, 2012, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Ramsgate, L.P., a California limited partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: February 23, 2012	By:	/s/ William A. Shopoff
William A. Shopoff President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1

Loan Agreement, dated February 15, 2012, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Ramsgate, L.P., a California limited partnership.

10.2	Promissory Note Secured By Deed of Trust between SPT- Lake Elsinore Holding Co., LLC and Cardinal Investment Properties – Ramsgate, L.P. and dated February 15, 2012.
10.3

Deed of Trust with Assignment of Rents, dated February 15, 2012, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Ramsgate, L.P., a California limited partnership, as beneficiary.

10.4

Rider to Deed of Trust with Assignment of Rents, dated February 15, 2012, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Ramsgate, L.P., a California limited partnership, as beneficiary.

10.5

Security Agreement, dated February 15, 2012, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Ramsgate, L.P., a California limited partnership.